NOVEMBER 9, 2023 THIRD QUARTER EARNINGS UPDATE Exhibit 99.2

2 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements in this presentation may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the future financial or operating performance of Benson Hill Inc. (the “Company” or “Benson Hill”) and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s current business model and go-to- market strategy, its plans to transition that business model and go-to-market strategy and the anticipated benefits, challenges, and potential timeline associated with such transition; statements regarding management’s strategy and plans for growth; statements regarding the Company’s plans to improve the Company’s capital structure and liquidity position, including by divesting assets, reducing operating and capital expenses, and paying off its debt, and the anticipated timeline to achieve such objectives; projections of market opportunity and statements regarding potential market capture; statements regarding planned sources and uses of cash; statements regarding projected CAPEX, OPEX, and working capital and guidance for 2023 operating and financial results; statements regarding the Company’s liquidity improvement plans and other cost-saving measures, actions to implement such plans, and the anticipated benefits of such plans; the Company’s ability to identify and evaluate its strategic alternatives and effect potential strategic opportunities in ways that maximize shareholder value; expectations regarding the Company’s ability to continue as a going concern; statements regarding the Company’s current expectations and assumptions regarding the industries and markets in which it currently and may operate, and macro-economic trends; statements regarding the traits and benefits of the Company’s current product pipeline and anticipated product portfolio; statements regarding anticipated acreage needs, and the benefits from and costs of acreage growth; anticipated benefits of the Company’s existing and potential future strategic partnerships and licensing strategies; the Company’s plans to achieve profitability and potential timeline therefor; expectations regarding sources of consolidated revenue and gross profit, and expectations for gross margin growth, including with respect to current and new product categories, such as animal feed; the Company’s positioning, resources, capabilities, and expectations for future performance; the projected environmental impact and sustainability of the Company’s operations; and projections of consumer preferences, industry trends and market opportunity, including with respect to the animal feed market. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risks associated with the Company’s transition of its business model and go-to-market strategy, its liquidity improvement plans and other cost saving measures; the risk that the Company’s may be unable to successfully implement its plans relating to its business model and go-to-market transition, and liquidity improvement plans and other cost saving measures, or that, even if such transition and plans are successfully implemented, such plans may be insufficient to achieve the objectives of such plans, or that there may be adverse impacts on the Company’s business and prospects from such plans; liquidity and other risks relating to the Company’s ability to continue as a going concern; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth and to implement its transition and other plans in a timely manner; the risk that the Company will be unable to service, renegotiate or retire any of its existing debt, or to maintain compliance with applicable debt covenants; the risk that the Company’s actions intended to achieve profitability are insufficient; the risk that the Company fails to achieve its provided guidance; risks associated with the successfully developing new products and commercializing the Company’s product pipeline, entry into new markets and expansion of current markets; the risk that the Company will not complete, or realize the anticipated benefits of, the divestiture of its processing assets; risks associated with managing capital resources; risks associated with financial forecasts; risks associated with maintaining relationships with customers and suppliers and developing and maintaining partnership and licensing relationships; risks associated with changing industry and market conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; risks associated with the effects of global and regional economic, agricultural, financial and commodities markets; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law. USE OF NON-GAAP FINANCIAL MEASURES In this presentation, the Company includes references to non-GAAP performance measures. The Company uses these non-GAAP financial measures to facilitate management’s financial and operational decision making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U S competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By referencing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, the Company's management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this presentation. Disclaimers

Addressing Key Global Nutrition Security and Climate Goals Presents a Significant Opportunity for Plant-Based Proteins

↑56%

We need to **increase food production globally by 56% to feed approximately 10 billion people** by 2050[1]

The current ag industry model cannot address the increase in demand

Up To 70%

Protein needs to increase by up to 70% to keep up with exponential demand[3]

More efficient sources of nutrition are needed across the food chain

4x

Agriculture emissions could reach **4x by 2050**, missing our chance at a 2°C level world[1]

Failing to leverage more efficient sources of nutrition will have significant emissions implications

30-90%

Plant-based protein alternatives use 47%–99% less land, **emit 30%–90% less GHG**, use 72%–99% less water[2]

Plant-based proteins will play a pivotal role in providing sustainable nutrition for a growing population

Sources:
1 Zintinus, Bain & Co. "Food Tech: Turning Promise into Opportunity", JUNE 2022 ; World Resources Institute
2 Good Food Institute, Plant-Based Meat for a Growing World
3 Henchion et. al, "Future Protein Supply and Demand", Foods 2017, 6, 53; doi:10.3390/foods6070053

3

Partners enable instant market access and global reach Genetic Innovation has a Multiplier Effect on Value 4

5 Benson Hill is taking proactive action to retire debt, ensure liquidity, and extend runway…These measures will fully fund the business for 24-36 months Product-market fit / value proposition Poultry - Broiler Poultry - Layer Turkey Swine - Grower Swine - Nursery Aqua Pet SPC - Meat extension Soy Flour ISP - Alt. meat ISP - Sports / nutrition High oleic oil Biofuels1 NEW STRATEGIC PRIORITIESEXISTING MARKETS AND ADDITIONAL OPPORTUNITIES Market attractiveness SECONDARY OPPORTUNITIES ~28M ~5M Total addressable US acres in new strategic priorities Additional addressable acres in secondary opportunities Relative TAM, 2030 M acres 1. Scaled down for illustration purpose Animal Oil Human ISP=Isolate Soy Protein; SPC=Soy Protein Concentrate Source: USDA, FAOSTAT, Industry reports, Expert interviews, Press search Our innovation portfolio provides a compelling value proposition to expand our footprint into the largest soy protein markets

INNOVATION PLATFORM EXAMPLE

1 UHP-LO is a game-changer for animal producers and ready today

~20% higher protein content	**Reduced cost of feed** - less soybean meal required to meet nutritional requirements
Low oligosaccharide content* (Oligosaccharides are sugars that are hard to break down during digestion)	**Improved energy density of soybean meal** by replacing undigestible sugars with sucrose **Improved digestibility of feed** - especially for development of young animals
Improved amino acid profile (Part of trait pipeline)	Higher relative share of **critical amino acids for growth** - reducing dependence on synthetic additives

28M ACRES **TAM - U.S. Soybean acres in poultry and swine**



Reduces animal producer total formula costs - **Demand is real, and UHP-LO is uniquely advantaged**

2 Current UHP-LO output traits exceed nearest competitor targets

Trait	2023 UHP-LO		2027 UHP-LO Projected	
Increased Protein Content	~20%	●	20-25%	●
Enhanced Amino Acids	✓	●	✓	●
Reduced Anti-Nutritionals (Low Oligosaccharides - Raffinose, Stachyose)	<0.5%	●	<0.5%	●
Yield (% commodity)	93%	●	~97%	●
Herbicide Tolerance (HT)	Non-GMO	○	HT	●

"**Specialty protein with enhanced amino acids target**
Achieving greater than 10% **increase protein content.**
Increased **Methionine**, reduced **anti-nutritionals**.
– Corteva Agriscience R&D Innovation update - May 9, 2023

The companies expect to commercialize these soybean varieties by late this decade.
– Corteva Agriscience and Bunge - March 9, 2022"

* UHP-LO's value proposition is particularly pronounced for mono-gastric animals (not ruminants) including turkey, chicken, and swine

Source: Expert Interviews, UHP-LO trials with animal producers

BENSON HILL

6

At its core, Benson Hill is a leader in AI driven seed innovation utilizing proprietary genetics Proprietary protein, genomic, and strategic data layers for predictive breeding using Artificial Intelligence (AI) and Machine Learning (ML) World-leading eMerge soy and proprietary yellow-pea protein germplasm Acquired 2019 Launched 2016 Launched 2021 Indoor year-round speed breeding and rapid prototyping facility …resulting in a complete and market leading toolbox to deliver seed innovations of the future. 7

8 Actions expected over the coming months 1 DIVEST MANUFACTURING ASSETS Sold Seymour, IN soy crush facility for $36M in total gross proceeds, subject to adjustments 2 CREATE 12-MONTH+ LIQUIDITY RUNWAY Expect $170M-$200M of cash from Liquidity Improvement actions to retire senior convertible debt and help fund the business FORM PARTNERSHIPS AND LICENSING AGREEMENTS 3 Enable entry into U.S. animal feed markets

Confidential Information – Not For Distribution 9 2023 harvest nearly complete

10 2.0 0.5 1.0 1.5 3.5 4.0 2.5 3.0 4.5 5.0 5.5 6.0 6.5 7.0 2024 2025 2026 2027 2028 2029 2030 Licensing parter for animal feed1 Licensing partner for food ingredients BH direct sale for food ingedients BH direct sale for animal feed Commercial piloting in turkey and “all-veg” chicken “Inflection point” and commercial launch for broilers & layers 1. Includes aquaculture and pet food Introduction of herbicide tolerance <20% <20% 20% 30% 50% 60% 70% Share of revenue from animal feed New licensing model expected to unlock growth through broadacre access Peak ramp-up UHP-LO US Acres (M) for Domestic Consumption Accessed by Benson Hill Technology U S Ac re s f or D om es tic C on su m pt io n (M ) Acre adoption outlook for Benson Hill genetics to enter animal feed

11 Benson Hill’s obtainable acres long term End market value creation per acre 6.5M acres $100-230 per acre3 1. Includes US end markets for broilers, layers, turkey, swine, salmon, pet food, human ingredients, and high-oleic oil 2. E.g., based on share of production under consolidated, commercial-scale processing and animal systems 3. Value creation varies by end market; In animal feed in particular, value creation varies by species (e.g., Turkey vs. Broiler) and type of feed/diet (e.g., Grower vs. Nursery) Source: USDA, FAOSTAT, Industry reports, Expert interviews, Press search Potential total market value created long-term $0.7-1.5 billion Value of Benson Hill genetics in the US soy market for domestic consumption Accessing only a share of serviceable acres could create total long-term value

3Q'23 Financial Results

(Unaudited) (USD in Millions) Excludes Fresh Business[1]	Third Quarter Ended September 30, 2023 Reported	 Impact of Open Mark-to-Market Timing difference	 Excl Open Mark-to-Market Timing Differences	Prior Year Comparison (Excluding Timing Differences) 3Q '22 Results[2]	 3Q '23 vs 3Q '22
Consolidated Revenue	**$113.1**	**$0.1**	**$113.2**	**$119.0**	**(4.9)%**
Proprietary	**$33.1**		**$33.1**	**$26.0**	**27.2%**
Consolidated Gross Profit	**$4.1**	**$(4.3)**	**$(0.2)**	**$4.5**	**(103.5)%**
Operating Expenses	**$28.4**		**$28.4**	**$30.4**	**(6.4)%**
Operating Expenses, as Adjusted.[2]	**$25.9**		**$25.9**	**$30.4**	**(6.4)%**
Net Loss from Continuing Operations (Net of Income Tax)	**$(19.2)**	**$(4.3)**	**$(23.5)**	**$(27.8)**	**$4.3**
Total Adj. EBITDA[2]	**$(14.2)**	**$(4.3)**	**$(18.5)**	**$(16.1)**	**$(2.4)**
Capital Expenditures	**$3.2**		**$3.2**	**$5.0**	**$(1.8)**
Free Cash Flow Loss[2]	**$(29.1)**		**$(29.1)**	**$(5.4)**	**$(23.7)**
Cash, Restricted Cash and Marketable Securities (as of September 30, 2023)[3]	**$86.2**				

1. The Fresh business was divested on June 30, 2023.
2. See the reconciliation table in the Appendix.
3. Includes cash from both continuing and discontinued operations.

BENSON HILL

3Q'23 Performance

Adequate liquidity position as of 9/30/23

Revenue
Proprietary revenues increased because of soybean sales into the commodity markets, while non-proprietary revenues declined approximately 17% due to an unfavorable comparison to peak crush margins in 3Q'22

Gross Profit
Gross profit impacted by unfavorable proprietary margins and non-recurring repair and maintenance costs

Operating Expense
Recurring OPEX decline was driven by actions taken through the Liquidity Improvement Plan

12

13 Liquidity Improvement actions enable efficient cash utilization * Subject to the timing of facility sales and excludes one-time costs in 2023 $102M $92M - $97M $55M - $60M (includes ~$10M in annual public company costs) Cash OPEX + CAPEX 2022 2023 2024 $64M $60M - $65M $35M - $40MNet Working Capital*

14 Improved 2023 Guidance 2023 Guidance ($ USD millions) Excludes Fresh Business1 November 9 August 9 Consolidated Revenue $440 - $450 $390 - $430 Proprietary $100 - $110 $100 - $110 Consolidated Gross Profit $20 - $25 $20 - $25 Operating Expenses $122 - $127 $122 - $127 Operating Expenses, as Adjusted $101 - $106 $110 - $115 Net Loss from Continuing Operations (Net of Income Tax) $(100) - $(105) $(127) - $(137) Total Adjusted EBITDA2 $(50) - $(55) $(53) - $(58) Capital Expenditures $10 - $15 $15 - $20 Free Cash Flow Loss2 $(102) - $(107) $(110) - $(118) 2023 Performance Drivers Revenue Upside driven by short-term supply agreement for soy white flake ingredients and the sale of certain non-core licensing technologies Gross profit Maintaining range as non-recurring items in the quarter offset impacts from market headwinds Operating Expense Realizing cost savings from the Liquidity Improvement Plan 1. The Fresh business was divested on June 30, 2023. 2. See the reconciliation table in the Appendix.

15 Closing comments: Improved guidance for 2023 Paying down approximately 50% of senior convertible debt in November, 2023 Market headwinds reinforce the strategy to accelerate the transition to an asset-light business and entry into the attractive animal feed markets

APPENDIX 16

Nine Months Financial Results

(Unaudited) (USD in Millions) Excludes Fresh Business[1]	Nine Months Ended September 30, 2023 Reported	Impact of Open Mark-to-Market Timing Differences	Excluding Open Mark-to-Market Timing Differences	Prior Year Comparison (Excluding Timing Differences) 3Q '22 Results[2]	3Q'23 vs 3Q'22
Consolidated Revenue	$356.7	$(6.3)	$350.4	$279.9	25.2%
Proprietary	$77.0		$77.0	$52.3	47.3%
Consolidated Gross Profit	$16.6	$(6.4)	$10.2	$4.3	136.9%
Operating Expenses	$97.6		$97.6	$95.2	2.5%
Operating Expenses, as Adjusted[2]	$80.3		$80.3	$95.2	(15.7)%
Net Loss from Continuing Operations (Net of Income Tax)	$(73.2)	$(6.4)	$(79.6)	$(67.4)	$(12.3)
Total Adj. EBITDA[2]	$(41.0)	$(6.4)	$(47.4)	$(58.3)	$10.9
Capital Expenditures	$10.1		$10.1	$7.5	$2.6
Free Cash Flow Loss[2]	$(86.3)		$(86.3)	$(71.2)	$(15.1)

1. The Fresh business was divested on June 30, 2023.
2. See the reconciliation table in the Appendix.

First Nine Months Performance

Revenue
Year-over-year increase driven by proprietary sales into aquaculture market and grain sales into the commodity markets in response to weaker demand from market headwinds

Gross Profit
Gross profit performance was partially offset by unfavorable margins for proprietary sales into the commodity markets and unplanned repair and maintenance costs

Operating Expenses
Recurring OPEX decline driven by Liquidity Improvement Plan savings

BENSON HILL

17

18 Third Quarter 2022 Results Third Quarter Ended September 30, 2022 (Unaudited) (USD in millions) Excludes Fresh Business Reported Impact of Open Mark-to-Market Timing difference Excl Open Mark-to- Market Timing Differences Consolidated Revenue $122.3 $(3.3) $119.0 Proprietary $26.0 $26.0 Consolidated Gross Profit $5.9 $(1.4) $4.5 Operating Expenses $30.4 $30.4 Net Loss from Continuing Operations (Net of Income Tax) $(26.4) $(1.4) $(27.8) Total Adj. EBITDA $(14.7) $(1.4) $(16.1) Nine Months 2022 Results Nine Months Ended September 30, 2022 (Unaudited) (USD in millions) Excludes Fresh Business Reported Impact of Open Mark-to-Market Timing difference Excl Open Mark-to- Market Timing Differences Consolidated Revenue $282.1 $(2.2) $279.9 Proprietary $52.3 $52.3 Consolidated Gross Profit $2.7 $1.6 $4.3 Operating Expenses $95.2 $95.2 Net Loss from Continuing Operations (Net of Income Tax) $(68.9) $(1.6) $(67.4) Total Adj. EBITDA $(59.8) $(1.6) $(58.3)

• 19 Condensed Consolidated Statements of Operations (unaudited) (USD in thousands, except per share information) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenues $ 113,066 $ 122,296 356,747 282,053 Cost of sales 108,927 116,365 340,117 279,315 Gross profit (loss) 4,139 5,931 16,630 2,738 Operating expenses: Research and development 10,525 11,438 33,480 35,739 Selling, general and administrative expenses 17,874 18,912 44,892 59,448 Impairment of goodwill — — 19,226 — Total operating expenses 28,399 30,350 97,598 95,187 Loss from operations (24,260) (24,419) (80,968) (92,449) Other (income) expense: Interest expense, net 7,179 6,200 20,425 16,030 Changes in fair value of warrants and conversion option (12,001) (4,036) (30,661) (41,676) Other expense, net (201) (181) 2,588 2,104 Total other (income) expense, net (5,023) 1,983 (7,648) (23,542) Net loss from continuing operations before income taxes (19,237) (26,402) (73,320) (68,907) Income tax expense (benefit) 6 13 (117) 30 Net loss from continuing operations, net of income taxes (19,243) (26,415) $ (73,203) $ (68,937) Net income (loss) from discontinued operations, net of income taxes 1,673 (3,754) (4,262) (5,362) Net loss attributable to common stockholders $ (17,570) $ (30,169) $ (77,465) $ (74,299) Net loss per common share: Basic and diluted net loss per common share from continuing operations $ (0.10) $ (0.14) $ (0.39) $ (0.39) Basic and diluted net loss per common share from discontinued operations $ 0.01 $ (0.02) $ (0.02) $ (0.03) Basic and diluted total net loss per common share $ (0.09) $ (0.16) $ (0.41) $ (0.42) Weighted average shares outstanding: Basic and diluted weighted average shares outstanding 188,223 186,097 187,691 177,539 19

20 Condensed Consolidated Balance Sheets (unaudited) September 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 12,041 $ 25,053 Restricted cash 20,438 17,912 Marketable securities 53,524 132,121 Accounts receivable, net 37,553 28,591 Inventories, net 30,419 62,110 Prepaid expenses and other current assets 13,883 11,434 Current assets of discontinued operations 555 23,507 Total current assets 168,413 300,728 Property and equipment, net 99,628 99,759 Finance lease right-of-use assets, net 61,511 66,533 Operating lease right-of-use assets 5,542 1,660 Goodwill and intangible assets, net 7,587 27,377 Other assets 9,838 4,863 Total assets $ 352,519 $ 500,920 September 30, 2023 December 31, 2022 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 14,134 $ 36,717 Finance lease liabilities, current portion 3,935 3,318 Operating lease liabilities, current portion 1,456 364 Long-term debt, current portion 35,581 2,242 Accrued expenses and other current liabilities 18,639 33,435 Current liabilities of discontinued operations 871 16,441 Total current liabilities 74,616 92,517 Long-term debt, less current portion 73,596 103,991 Finance lease liabilities, less current portion 75,399 76,431 Operating lease liabilities, less current portion 6,333 1,291 Warrant liabilities 1,694 24,285 Conversion option liabilities 21 8,091 Deferred income taxes 155 283 Other non-current liabilities 231 129 Total liabilities 232,045 307,018 Stockholders’ equity: Common stock, $0.0001 par value, 440,000 and 440,000 shares authorized, 207,981 and 206,668 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively 21 21 Additional paid-in capital 609,554 609,450 Accumulated deficit (485,939) (408,474) Accumulated other comprehensive loss (3,162) (7,095) Total stockholders’ equity 120,474 193,902 Total liabilities and stockholders’ equity $ 352,519 $ 500,920

21 Condensed Consolidated Statements of Cash Flows (unaudited) Nine Months Ended September 30, 2023 2022 Operating activities Net loss $ (77,465) $ (74,299) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 16,056 16,504 Stock-based compensation expense (347) 15,771 Bad debt expense (263) 724 Changes in fair value of warrants and conversion option (30,661) (41,676) Accretion and amortization related to financing activities 6,624 8,481 Realized losses on sale of marketable securities 3,058 2,132 Impairment of goodwill 19,226 — Other 1,815 4,180 Changes in operating assets and liabilities: Accounts receivable (3,073) (7,208) Inventories 43,323 6,441 Other assets and other liabilities (4,170) 8,052 Accounts payable (32,306) (6,093) Accrued expenses (15,685) 2,604 Net cash used in operating activities (73,868) (64,387) Investing activities Purchases of marketable securities (87,619) (350,333) Proceeds from maturities of marketable securities 66,193 109,514 Proceeds from sales of marketable securities 99,838 170,217 Purchase of property and equipment (10,127) (11,835) Acquisition, net of cash acquired — (1,044) Proceeds from divestiture of discontinued operations 2,378 — Proceeds from an insurance claim from a prior business acquisition 1,533 — Other 41 — Net cash provided by (used in) investing activities 72,237 (83,481) Nine Months Ended September 30, 2023 2022 Financing activities Contributions from PIPE Investment, net of transaction costs $3,761 in 2022 — 80,825 Repayments of long-term debt (4,874) (6,736) Proceeds from issuance of long-term debt — 24,078 Payments of debt issuance costs (2,000) (38) Borrowing under revolving line of credit — 18,970 Repayments under revolving line of credit — (19,017) Payments of finance lease obligations (2,428) (1,103) Proceeds from exercise of stock awards, net of withholding taxes 249 1,950 Net cash (used in)/provided by financing activities (9,053) 98,929 Effect of exchange rate changes on cash — (46) Net decrease in cash and cash equivalents (10,684) (48,985) Cash, cash equivalents and restricted cash, beginning of period 43,321 78,963 Cash, cash equivalents and restricted cash, end of period $ 32,637 $ 29,978 Supplemental disclosure of cash flow information Cash paid for taxes $ 35 $ 1 Cash paid for interest $ 14,523 $ 9,864 Supplemental disclosure of non-cash activities PIPE Investment issuance costs included in accrued expenses and other current liabilities Purchases of property and equipment included in liabilities $ 125 $ 2,710 Financing leases commencing in the period $ — $ 806

Non-GAAP Reconciliation[1]

The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations to the most comparable GAAP measures are provided below. e define Adjusted EBITDA as net loss from continuing operations excluding income taxes, interest, depreciation, amortization, stock-based compensation, changes in fair value of warrants and conversion option, realized (gains) losses on marketable securities, goodwill and long-lived asset impairment, restructuring-related costs (including severance costs) and the impact of significant non-recurring items. The Company defines free cash flow as net cash used in (provided by) operating activities minus capital expenditures. Categories such as income tax expense (benefit), changes in fair value of warrants and conversion option, and significant non-recurring items may impact the actual full-year non-GAAP reconciliation for Adjusted EBITDA and Free Cash Flow. These amounts cannot be estimated at this time.

(USD in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net loss from continuing operations, net of income taxes	$ (19,243)	$ (26,415)	$ (73,203)	$ (68,937)
Interest expense, net	7,179	6,200	20,425	16,030
Income tax expense (benefit)	6	13	(117)	30
Depreciation and amortization	5,460	5,052	16,056	14,992
Stock-based compensation	867	4,412	(392)	15,771
Changes in fair value of warrants and conversion option	(12,001)	(4,036)	(30,661)	(41,676)
Impairment of goodwill	—	—	19,226	—
Severance	386	185	1,624	474
Other	3,187	(95)	6,061	3,489
Total Adjusted EBITDA	$ (14,159)	$ (14,684)	$ (40,981)	$ (59,827)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net loss from continuing operations, net of income taxes	$ (19,243)	$ (26,415)	$ (73,203)	$ (68,937)
Depreciation and amortization	5,460	5,052	16,056	14,992
Stock-based compensation	867	4,412	(392)	15,771
Changes in fair value of warrants and conversion option	(12,001)	(4,036)	(30,661)	(41,676)
Impairment of goodwill	0	0	19,226	0
Change in working capital	(3,501)	17,957	(19,792)	1,592
Other	2,442	2,651	12,587	14,498
Net Cash Used on Operating Activities	(25,976)	(379)	(76,179)	(63,760)
Purchase of property and equipment	(3,171)	(4,979)	(10,127)	(7,487)
Free Cash Flow	$ (29,147)	$ (5,358)	$ (86,306)	$ (71,247)

[1] The expected and actual results exclude the Fresh business divested on June 30, 2023, and was classified as discontinued operations until its divestiture.

BENSON HILL

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Non-GAAP Reconciliation1 1 The expected and actual results exclude the Fresh business divested on June 30, 2023, and was classified as discontinued operations until its divestiture. (USD in thousands) The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines operating expenses, as adjusted as operating expenses excluding expenses incurred in relation to the transition to an asset-light business model and significant non-recurring items Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Operating Expenses $ 28,399 $ 30,350 $ 97,598 $ 95,187 Non-cash stock-based compensation 1,600 — 7,800 — Goodwill impairment — — (19,200) — Exit costs related to divestiture of Seymour facility — — — — Advisory fees related to business evolution (1,200) — (1,200) — Severance and other (2,908) — (4,715) — Operating expenses, as adjusted $ 25,891 $ 30,350 $ 80,283 $ 95,187 23

2023E Consolidated net loss from continuing operations $ (100) – $ (105) Interest expense, net 36 – 38 Depreciation and amortization 21 – 25 Stock-based compensation 3 – 5 Change in fair value of warrants and conversion option (31) -31 Impairment of goodwill 19 19 Severance 2 – 4 Other — – (10) Total Adjusted EBITDA $ (50) – $ (55) Non-GAAP Reconciliation1 This presentation contains financial measures not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines Adjusted EBITDA as net loss from continuing operations excluding income taxes, interest, depreciation, amortization, stock-based compensation, changes in fair value of warrants and conversion option, realized (gains) losses on marketable securities, goodwill and long-lived asset impairment, restructuring-related costs (including severance costs) and the impact of significant non-recurring items. The Company defines free cash flow as net cash used in (provided by) operating activities minus capital expenditures. Categories such as income tax expense (benefit), changes in fair value of warrants and conversion option, and significant non-recurring items may impact the actual full-year non-GAAP reconciliation for Adjusted EBITDA and Free Cash Flow. These amounts cannot be estimated at this time. ($ USD millions) 1 The expected and actual results in 2023 and preliminary 2024 outlook exclude the Fresh business divested on June 30, 2023. 24

2023E Consolidated net loss from continuing operations $ (100) – $ (105) Depreciation and amortization 21 – 25 Stock-based compensation 3 – 5 Impairment of goodwill 19 – 19 Change in fair value of warrants and conversion option (31) – (31) Changes in working capital (1) -5 Other (3) – 0 Net Cash Used in Operating Activities $ (92) – $ (92) Payments for the acquisition of property and equipment (10) – (15) Free Cash Flow $ (102) – $ (107) 2023E Operating expenses $ 122 – $ 127 Non-cash stock-based compensation 8 – 8 Goodwill impairment (19) – -19 Exit costs related to divestiture of Seymour facility (4) – (4) Advisory fees related to business evolution (4) – (4) Severance (2) – -2 Operating expenses with adjustments $ 101 – $ 106 Non-GAAP Reconciliation1 This presentation contains financial measures not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines Adjusted EBITDA as net loss from continuing operations excluding income taxes, interest, depreciation, amortization, stock-based compensation, changes in fair value of warrants and conversion option, realized (gains) losses on marketable securities, goodwill and long-lived asset impairment, restructuring-related costs (including severance costs) and the impact of significant non-recurring items. The Company defines free cash flow as net cash used in (provided by) operating activities minus capital expenditures. Categories such as income tax expense (benefit), changes in fair value of warrants and conversion option, and significant non-recurring items may impact the actual full-year non-GAAP reconciliation for Adjusted EBITDA and Free Cash Flow. These amounts cannot be estimated at this time. ($ USD millions) 1 The expected and actual results in 2023 and preliminary 2024 outlook exclude the Fresh business divested on June 30, 2023. 25